UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2016

Coty Inc.

(Exact Name of Registrant as Specified in its Charter)

DE	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, NY	10118
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Ayesha Zafar, 59, was appointed to the position of Senior Vice President, Group Controller of Coty Inc. (the “Company”) and began serving as the Company’s principal accounting officer effective as of May 5, 2016. Ms. Zafar succeeds Thomas Muench, who ceased serving as Senior Vice President, Group Controller of the Company and the Company’s principal accounting officer on May 5, 2016. Mr. Muench continues as Senior Vice President in another role within the Company.
Prior to her appointment, Ms. Zafar served as Vice President Controller of The Hertz Corporation, a car rental business, since January 2013 and as Controller from March 2012 to January 2013. Ms. Zafar brings 30 years of finance experience in international companies across consumer goods, including Campbell Soup Company, PepsiCo, Inc. and Colgate-Palmolive Company, as well as pharmaceuticals and publishing. Ms. Zafar is a Certified Public Accountant. The Hertz Corporation is not a parent, subsidiary or other affiliate of the Company.
There is no family relationship between Ms. Zafar and any director or executive officer of the Company. Since June 30, 2015, there have been no transactions, nor are there any currently proposed transactions, to which the Company or any of its subsidiaries was or is to be a participant in which Ms. Zafar, or any member of her immediate family, had, or will have, a direct or indirect material interest.
In connection with her appointment, Ms. Zafar entered into an offer letter with the Company (the “Offer Letter”). The Offer Letter provides for an annual base salary of $375,000, an annual incentive bonus under the Company’s Annual Performance Plan targeted to be 40% of Ms. Zafar’s annual salary, participation in the Company’s equity incentive plans and other employee benefits as set forth in the Offer Letter.
The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Offer Letter, attached hereto as Exhibit 10.1 and incorporated by reference in its entirety into this Item 5.02.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Offer letter, dated as of April 1, 2016, between Ayesha Zafar and the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTY INC.
(Registrant)

Date:	May 11, 2016	By:	/s/ Jules P. Kaufman
			Name:	Jules P. Kaufman
			Title:	Senior Vice President, Secretary
and General Counsel

COTY INC.

EXHIBIT INDEX

Exhibit No.	Description
10.1	Offer letter, dated as of April 1, 2016, between Ayesha Zafar and the Company.